Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report on Form 10-K of Toys "R" Us, Inc. (the "Company") for the fiscal year ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis Lipschitz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ Louis Lipschitz
                                        ----------------------------------------
                                        Name:  Louis Lipschitz.
                                        Title: Executive Vice President - Chief
                                               Financial Officer
                                        Date:  April 30, 2003

A signed original of this written statement required by Section 906 has been provided to Toys "R" Us, Inc. and will be retained by Toys "R" Us, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.